UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2014

SkyWest, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road
St. George, Utah	84790
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(435) 634-3200

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 1, 2014, Bradford R. Holt retired as President and Chief Operating Officer of ExpressJet Airlines, Inc. (“ExpressJet Airlines”), a wholly-owned subsidiary of SkyWest, Inc. (the “Company”).

The Company issued a press release announcing Mr. Holt’s retirement, a copy of which is included with this Report as Exhibit 99.1.

Item 7.01                                           Regulation FD Disclosure

Effective October 1, 2014, ExpressJet appointed Alexandra Marren to serve as the Chief Operating Officer of ExpressJet.  The Company anticipates that Ms. Marren will oversee ExpressJet’s operations and activities, including flight operations, inflight operations, maintenance and partner relationships.

The Company issued a press release announcing Ms. Marren’s appointment, a copy of which is included with this Report as Exhibit 99.1.

Forward-Looking Statements

In addition to historical information, this report (and the attached exhibit) may contain forward-looking statements.  The Company may, from time to time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements encompass the Company’s beliefs, expectations, hopes or intentions regarding future events.  Words such as “forecasts”, “expects,” “intends,” “believes,” “anticipates,” “estimates”, “should,” “likely” and similar expressions identify forward-looking statements.  All forward-looking statements included in this report and the attached exhibit are made as of the date hereof and are based on information available to the Company as of such date.  The Company assumes no obligation to update any forward-looking statement.  Readers should note that many factors could affect the future operating and financial results of the Company, SkyWest Airlines, Inc. (“SkyWest Airlines”) or ExpressJet Airlines and could cause actual results to vary materially from those expressed in forward-looking statements set forth in this release.

Actual operational and financial results of the Company, SkyWest Airlines and ExpressJet Airlines will likely vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of other reasons, including, in addition to those identified above: the ability of ExpressJet Airlines to realize potential synergies and other anticipated financial impacts of the consolidation of its operations; the possibility that future financial and operating results of ExpressJet Airlines may not meet the Company’s forecasts and the timing of ongoing consolidation of the operations of ExpressJet Airlines, if achieved; the challenges of competing successfully in a highly competitive and rapidly changing industry; developments associated with fluctuations in the economy and the demand for air travel; ongoing negotiations between the Company, SkyWest Airlines and ExpressJet Airlines and their major partners regarding their contractual obligations; the financial stability of those major partners and any potential impact of their financial condition on the operations of the Company, SkyWest Airlines, or ExpressJet Airlines; fluctuations in flight schedules, which are determined by the major partners for whom the Company’s operating airlines conduct flight operations; variations in market and economic conditions; labor relationships; the impact of global instability; rapidly fluctuating fuel costs; the degree and nature of competition; potential fuel shortages; the impact of weather-related or other natural disasters on air travel and airline costs; aircraft deliveries; the ability to attract and retain qualified pilots and other unanticipated factors.  Risk factors, cautionary statements and other conditions which could cause the Company’s actual results to differ from management’s current expectations are contained in the Company’s filings with the Securities and Exchange Commission; including the section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, entitled “Risk Factors.”

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

99.1                        Press Release, entitled “ExpressJet Names Alexandria Marren Chief Operating Officer; Brad Holt to Retire October 1, 2014,” issued by SkyWest, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyWest, Inc.

Dated: October 3, 2014	By	/s/ Eric J. Woodward
Eric J. Woodward, Chief Accounting Officer